Goodwill	12 Months Ended
Dec. 31, 2018
Subclassifications of assets, liabilities and equities [abstract]
Goodwill
GOODWILL

($ millions)	2018	2017
Goodwill, beginning of year	251.9	251.9
Southeast Saskatchewan asset disposition	(6.2)	—
Minor property dispositions	(0.6)	—
Transferred to assets held for sale (1)	(1.1)	—
Goodwill, end of year	244.0	251.9

(1)
At September 30, 2018, the Company classified certain non-core assets in the Canadian operating segment as held for sale. Immediately before classifying the assets as held for sale, the Company conducted a review of the assets' recoverable amounts and recorded an impairment loss of $1.1 million related to goodwill. These assets have been disposed of prior to December 31, 2018.

Goodwill has been assigned to the Canadian operating segment.
Impairment test of goodwill
The impairment tests of goodwill compared the recoverable amount of the Company's PP&E and E&E to the carrying amount of the combined PP&E, E&E and goodwill at December 31, 2018 and December 31, 2017. As a result of these tests, the Company concluded that the estimated recoverable amounts exceeded the carrying amounts and no impairments were recorded. The recoverable amount estimates is categorized as Level 3 according to the IFRS 13 fair value hierarchy. Refer to Note 9 - "Property, Plant and Equipment" for a description of the key input estimates and the methodology used in the determination of the estimated recoverable amount related to goodwill.